UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025

Aemetis, Inc.
Exact name of registrant as specified in its charter

Delaware	001-36475	26-1407544
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
(408) 213-0940
Registrant's address and telephone number of principal executive office

N/A
Former name or former address, if changed since last report

Common Stock, par value $0.001	AMTX	NASDAQ Global Market
Title of class of registered securities	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Governance, Compensation, and Nominating Committee (the "Committee") of the Board of Directors of Aemetis, Inc. (the "Company") held a regular meeting on January 16, 2025, at which it considered salaries, bonuses, and equity awards for its named executive officers (the "Named Executive Officers") and certain other employees of the Company. At the meeting, the Committee reviewed the progress of the Company in achieving key goals in several different segments of operations. The Committee also reviewed the compensation of its Named Executive Officers in light of the average and range of compensation paid by a peer group of companies as analyzed in a report prepared by a third-party compensation consultant.

In connection with its review, the Committee approved and authorized revised annual base salaries for the Company's Named Executive Officers in the following amounts: Eric A. McAfee, Chairman and Chief Executive Officer, salary of $500,000 per year; Todd A. Waltz, Executive Vice President and Chief Financial Officer, salary of $430,000 per year; Andrew B. Foster, Executive Vice President, North America, salary of $400,000 per year; Sanjeev Gupta, Executive Vice President, International, salary of $400,000 per year; and J. Michael Rockett, Executive Vice President and General Counsel, salary of $400,000 per year. The Committee also approved and authorized the payment of one-time bonuses to the Company's Named Executive Officers in the following amounts: Eric A. McAfee, Chairman and Chief Executive Officer, bonus of $200,000; Todd A. Waltz, Executive Vice President and Chief Financial Officer, bonus of $125,000; Andrew B. Foster, Executive Vice President, North America, bonus of $125,000; Sanjeev Gupta, Executive Vice President, International, bonus of $125,000; and J. Michael Rockett, Executive Vice President and General Counsel, bonus of $125,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

January 23, 2025	/s/ Eric A. McAfee
Eric A. McAfee
Chair and Chief Executive Officer